UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 10, 2020

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street,		Suite 700	77002-2761
Houston,	TX
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code	(877)	290-2772

(Former name or former address if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common units representing limited partner interests	TCP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2020, TC PipeLines, LP (the “Partnership”) issued a news release (the “News Release”) announcing our results of operations for the quarter ended September 30, 2020. A copy of the news release is furnished as Exhibit 99 to this report and is incorporated herein by reference in this Item 2.02.

Item 7.01  Regulation FD Disclosure.

The disclosure contained in Item 2.02 of this report is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99	News Release of TC PipeLines, LP, dated November 10, 2020, reporting the Partnership’s financial results for the quarter ended September 30, 2020.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
by: TC PipeLines GP, Inc.,
its general partner

By:	/s/ Jon Dobson
Jon Dobson
Secretary

Dated:  November 10, 2020

EXHIBIT INDEX

Exhibit No.	Description
99	News Release of TC PipeLines, LP, dated November 10, 2020, reporting the Partnership’s financial results for the quarter ended September 30, 2020.

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